EXHIBIT 32.1


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




         I,  Ronald J.  Tassinari,  President  and Chief  Executive  Officer  of
American  Vantage  Companies  (the  "Company")  certify,  pursuant  to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Company's Annual Report on Form 10-KSB for the annual period ended July 31, 2003 (the "Report"), to which this certification has been made an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  October 24, 2003

                                          /s/ Ronald J. Tassinari
                                          --------------------------------------
                                          Ronald J. Tassinari,
                                          President and Chief Executive Officer